Exhibit 99.2

Prudential Financial, Inc. (PRU)

Quarterly Financial Supplement

FINANCIAL SERVICES BUSINESSES

Fourth Quarter 2014

Reference is made to Prudential Financial, Inc.’s filings with the Securities and Exchange Commission for general information, and consolidated financial information, regarding Prudential Financial, Inc., including its Closed Block Business. All financial information in this document is unaudited.

February 4, 2015

i

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2014

ii

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2014

From demutualization through the periods ended December 31, 2014, the businesses of Prudential Financial, Inc. were separated into the Financial Services Businesses (FSB) and the Closed Block Business (CBB). The CBB consists principally of the assets and related liabilities of the closed block established at the time of Prudential’s demutualization, representing certain individual life insurance policies and annuities issued by Prudential Insurance for which experience based policy dividends are being paid or expected to be paid, and certain related assets and liabilities known as the “Surplus and Related Assets.” The Surplus and Related Assets supported debt service of $1.75 billion of senior secured notes known as “IHC Debt” which were issued by a subsidiary of Prudential Financial, Inc. and accounted for as obligations of the CBB.

From demutualization through December 31, 2014, the Company has had two classes of common stock, the Common Stock, which is publicly traded and reflects the performance of the FSB, and the Class B Stock, which was issued through a private placement and reflects the performance of the CBB. On January 2, 2015, Prudential Financial, Inc. repurchased and cancelled the 2.0 million of outstanding shares of Class B Stock. In addition, on December 18, 2014, the Company redeemed all of the then outstanding IHC debt. As a result of the Class B stock repurchase, for reporting periods commencing after December 31, 2014, the Company will no longer organize its principal operations into the FSB and the CBB. The Company will report a Closed Block division, which will be accounted for as a divested business that is reported separately from the divested businesses that are included in Corporate and Other operations. Its results are excluded from adjusted operating income under the Company’s definition of “divested businesses” which includes businesses that have been sold or exited including businesses that have been placed in wind down and do not qualify for “discontinued operations” accounting treatment under U.S. GAAP.

iii

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2014

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date		% Change		2013	2014
2014	2013			4Q	1Q	2Q	3Q	4Q

			Financial Services Businesses:
			Pre-tax adjusted operating income (loss) by division:
3,467	3,847	-10%	U.S. Retirement Solutions and Investment Management Division	996	945	876	823	823
521	740	-30%	U.S. Individual Life and Group Insurance Division	215	131	204	24	162
3,252	3,152	3%	International Insurance Division	647	837	884	845	686
(1,348)	(1,370)	2%	Corporate and other operations	(397)	(342)	(341)	(339)	(326)

5,892	6,369	-7%	Total pre-tax adjusted operating income	1,461	1,571	1,623	1,353	1,345
1,537	1,783	-14%	Income taxes, applicable to adjusted operating income	413	434	447	319	337

4,355	4,586	-5%	Financial Services Businesses after-tax adjusted operating income	1,048	1,137	1,176	1,034	1,008

			Reconciling items:
(4,130)	(8,149)	49%	Realized investment losses, net, and related charges and adjustments	(2,360)	(8)	(273)	(1,132)	(2,717)
339	(250)	236%	Investment gains (losses) on trading account assets supporting insurance liabilities, net	23	101	225	(131)	144
(294)	227	-230%	Change in experience-rated contractholder liabilities due to asset value changes	(28)	(43)	(189)	93	(155)
167	29	476%	Divested businesses	41	73	47	(7)	54
44	28	57%	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	27	11	18	8	7

(3,874)	(8,115)	52%	Total reconciling items, before income taxes	(2,297)	134	(172)	(1,169)	(2,667)
(1,082)	(2,857)	62%	Income taxes, not applicable to adjusted operating income	(853)	39	(58)	(606)	(457)

(2,792)	(5,258)	47%	Total reconciling items, after income taxes	(1,444)	95	(114)	(563)	(2,210)

1,563	(672)	333%	Income (loss) from continuing operations (after-tax) of Financial Services Businesses before equity in earnings of operating joint ventures	(396)	1,232	1,062	471	(1,202)
(41)	(48)	15%	Equity in earnings of operating joint ventures, net of taxes and earnings attributable to noncontrolling interests	(27)	(11)	(17)	(6)	(7)

1,522	(720)	311%	Income (loss) from continuing operations attributable to Prudential Financial, Inc.	(423)	1,221	1,045	465	(1,209)
57	107	-47%	Earnings attributable to noncontrolling interests	32	11	23	11	12

1,579	(613)	358%	Income (loss) from continuing operations (after-tax) of Financial Services Businesses	(391)	1,232	1,068	476	(1,197)
11	7	57%	Income (loss) from discontinued operations, net of taxes	(4)	4	4	—	3

1,590	(606)	362%	Net income (loss) of Financial Services Businesses	(395)	1,236	1,072	476	(1,194)
57	107	-47%	Less: Income attributable to noncontrolling interests	32	11	23	11	12

1,533	(713)	315%	Net income (loss) of Financial Services Businesses attributable to Prudential Financial, Inc.	(427)	1,225	1,049	465	(1,206)

16.6%	17.7%		Operating Return on Average Equity (based on adjusted operating income)	16.3%	17.7%	17.7%	15.4%	15.2%

			Reconciliation to Consolidated Net Income (Loss) Attributable to Prudential Financial, Inc:
1,533	(713)		Net income (loss) of Financial Services Businesses attributable to Prudential Financial, Inc. (above)	(427)	1,225	1,049	465	(1,206)
(152)	46		Net income (loss) of Closed Block Business attributable to Prudential Financial, Inc.	(33)	13	41	47	(253)

1,381	(667)		Consolidated net income (loss) attributable to Prudential Financial, Inc.	(460)	1,238	1,090	512	(1,459)

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2014

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date			2013	2014
2014	2013		4Q	1Q	2Q	3Q	4Q

		Earnings per share of Common Stock (diluted): (1)
9.21	9.67	Financial Services Businesses after-tax adjusted operating income	2.20	2.40	2.49	2.20	2.12

		Reconciling items:
(8.83)	(17.28)	Realized investment losses, net, and related charges and adjustments	(5.01)	(0.02)	(0.58)	(2.42)	(5.84)
0.72	(0.53)	Investment gains (losses) on trading account assets supporting insurance liabilities, net	0.05	0.21	0.48	(0.28)	0.31
(0.63)	0.48	Change in experience-rated contractholder liabilities due to asset value changes	(0.06)	(0.09)	(0.40)	0.20	(0.33)
0.36	0.06	Divested businesses	0.09	0.16	0.10	(0.01)	0.12
0.05	0.07	Difference in earnings allocated to participating unvested share-based payment awards	0.01	—	—	0.01	0.01

(8.33)	(17.20)	Total reconciling items, before income taxes	(4.92)	0.26	(0.40)	(2.50)	(5.73)
(2.32)	(5.96)	Income taxes, not applicable to adjusted operating income	(1.79)	0.08	(0.12)	(1.29)	(0.91)

(6.01)	(11.24)	Total reconciling items, after income taxes	(3.13)	0.18	(0.28)	(1.21)	(4.82)

3.20	(1.57)	Income (loss) from continuing operations (after-tax) of Financial Services Businesses attributable to Prudential Financial, Inc.	(0.93)	2.58	2.21	0.99	(2.70)
0.03	0.02	Income (loss) from discontinued operations, net of taxes	(0.01)	0.01	0.01	—	0.01

3.23	(1.55)	Net income (loss) of Financial Services Businesses attributable to Prudential Financial, Inc.	(0.94)	2.59	2.22	0.99	(2.69)

458.5	463.1	Weighted average number of outstanding Common shares (basic)	461.5	460.9	459.4	458.0	455.9

467.7	471.7	Weighted average number of outstanding Common shares (diluted)	471.2	470.3	468.5	467.2	465.0

(27)	2	Direct equity adjustments for earnings per share calculation (2)	(5)	(2)	(3)	(3)	(19)

17	17	Earnings related to interest, net of tax, on exchangeable surplus notes	4	4	5	4	4

		Earnings allocated to participating unvested share-based payment awards for earnings per share calculation
39	43	Financial Services Businesses after-tax adjusted operating income	9	10	12	9	8
14	8	Income from continuing operations (after-tax) of Financial Services Businesses	2	11	10	4	2

(1)	Diluted share count used in the diluted earnings per share calculation for GAAP measures is equal to weighted average basic common shares for the three months ended December 31, 2013 and 2014, respectively, as well as for the twelve months ended December 31, 2013, as all potential common shares are antidilutive due to the loss from continuing operations available to holders of Common Stock after direct equity adjustment.
(2)	The direct equity adjustments for the three and twelve months ended December 31, 2014 each include $(8) million of bank and legal fees, on an after-tax basis, related to the redemption of debt of the Closed Block Business in December 2014 and the repurchase of Class B Stock in January 2015.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2014

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date			2013	2014
2014	2013		4Q	1Q	2Q	3Q	4Q

		Financial Services Businesses Capitalization Data (1):
		Senior Debt:
		Short-term debt	2,594	3,944	3,729	4,354	1,746
		Long-term debt	17,069	16,081	17,004	16,113	14,947
		Junior Subordinated Long-Term Debt	4,884	4,884	4,884	4,884	4,884

		Attributed Equity:
		Including accumulated other comprehensive income	33,885	36,770	39,663	40,203	40,981
		Excluding accumulated other comprehensive income (3)	25,299	26,117	26,771	26,875	25,099
		Amount included above for foreign currency exchange rate remeasurement (4)	(2,818)	(2,668)	(2,818)	(3,193)	(4,783)

		Excluding accumulated other comprehensive income and adjusted to remove amount included for foreign currency exchange rate remeasurement (4)	28,117	28,785	29,589	30,068	29,882

		Book value per share of Common Stock:
		Including accumulated other comprehensive income	72.30	78.87	85.35	86.76	88.80
		Excluding accumulated other comprehensive income (3)	53.98	56.02	57.61	58.00	54.39
		Amount included above for foreign currency exchange rate remeasurement (4)	(6.01)	(5.72)	(6.06)	(6.89)	(10.36)

		Excluding accumulated other comprehensive income and adjusted to remove amount included for foreign currency exchange rate remeasurement (4)	59.99	61.74	63.67	64.89	64.75

		Number of diluted shares at end of period (2)	468.7	466.2	464.7	463.4	461.5

		Common Stock Price Range (based on closing price):
93.16	92.43	High	92.43	91.23	91.10	93.16	91.67
77.61	54.64	Low	75.99	80.45	77.61	85.75	77.86
90.46	92.22	Close	92.22	84.65	88.77	87.94	90.46

		Common Stock market capitalization (1)	42,523	38,973	40,692	40,197	41,141

(1)	As of end of period.
(2)	The number of diluted shares at end of period excludes the impact of exchangeable surplus notes due to the antidilutive impact of conversion.
(3)	Foreign currency translation adjustments and the cumulative impact of foreign currency exchange rate remeasurement, except for those items remeasured through net income (loss), are a component of accumulated other comprehensive income.
(4)	Represents cumulative impact of gains and losses resulting from foreign currency exchange rate remeasurement included in net income (loss).

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2014

OPERATIONS HIGHLIGHTS

Year-to-date			2013	2014
2014	2013		4Q	1Q	2Q	3Q	4Q

		Assets Under Management and Administration ($ billions) (1) (2):
		Assets Under Management:
		Managed by U.S. Retirement Solutions and Investment Management Division:
		Asset Management Segment - Investment Management & Advisory Services
		Institutional customers	341.7	352.2	367.0	363.7	370.0
		Retail customers	170.7	172.9	180.1	180.0	186.1
		General account	357.5	365.8	374.4	373.8	377.4

		Total Investment Management and Advisory Services	869.9	890.9	921.5	917.5	933.5
		Non-proprietary assets under management	195.9	197.8	200.6	197.4	197.5

		Total managed by U.S. Retirement Solutions and Investment Management Division	1,065.8	1,088.7	1,122.1	1,114.9	1,131.0
		Managed by U.S. Individual Life and Group Insurance Division	22.3	23.1	23.4	22.3	23.0
		Managed by International Insurance Division	19.0	19.1	20.1	23.0	21.9

		Total assets under management	1,107.1	1,130.9	1,165.6	1,160.2	1,175.9
		Client assets under administration	116.6	120.5	125.4	152.6	154.5

		Total assets under management and administration	1,223.7	1,251.4	1,291.0	1,312.8	1,330.4

		Assets managed or administered for customers outside of the United States at end of period	242.9	251.7	262.2	261.0	248.3

		Distribution Representatives (1):
		Prudential Agents	2,722	2,759	2,795	2,822	2,784
		International Life Planners	7,248	7,194	7,074	7,213	7,352
		Gibraltar Life Consultants	9,327	8,806	8,670	8,601	8,707

55	53	Prudential Agent productivity ($ thousands)	67	44	51	53	69

(1)	As of end of period.
(2)	At fair market value.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2014

COMBINED STATEMENTS OF OPERATIONS - FINANCIAL SERVICES BUSINESSES

(in millions)

Year-to-date		% Change		2013	2014
2014	2013			4Q	1Q	2Q	3Q	4Q

			Revenues (1):
26,204	23,115	13%	Premiums	5,257	5,130	5,261	5,923	9,890
6,124	5,614	9%	Policy charges and fee income	1,445	1,509	1,523	1,512	1,580
12,046	11,530	4%	Net investment income	2,935	3,017	2,968	3,040	3,021
5,270	5,022	5%	Asset management fees, commissions and other income	1,341	1,280	1,361	1,291	1,338

49,644	45,281	10%	Total revenues	10,978	10,936	11,113	11,766	15,829

			Benefits and Expenses (1):
27,539	23,310	18%	Insurance and annuity benefits	5,387	5,417	5,419	6,423	10,280
3,720	3,702	0%	Interest credited to policyholders’ account balances	921	925	934	942	919
1,308	1,260	4%	Interest expense	306	321	319	340	328
(2,694)	(2,902)	7%	Deferral of acquisition costs	(686)	(668)	(679)	(675)	(672)
1,853	1,394	33%	Amortization of acquisition costs	386	469	482	376	526
12,026	12,148	-1%	General and administrative expenses	3,203	2,901	3,015	3,007	3,103

43,752	38,912	12%	Total benefits and expenses	9,517	9,365	9,490	10,413	14,484

5,892	6,369	-7%	Adjusted operating income before income taxes	1,461	1,571	1,623	1,353	1,345

			Reconciling items:
(3,588)	(9,956)	64%	Realized investment gains (losses), net, and related adjustments	(2,634)	49	(202)	(1,161)	(2,274)
(542)	1,807	-130%	Related charges	274	(57)	(71)	29	(443)

(4,130)	(8,149)	49%	Total realized investment losses, net, and related charges and adjustments	(2,360)	(8)	(273)	(1,132)	(2,717)

339	(250)	236%	Investment gains (losses) on trading account assets supporting insurance liabilities, net	23	101	225	(131)	144
(294)	227	-230%	Change in experience-rated contractholder liabilities due to asset value changes	(28)	(43)	(189)	93	(155)
167	29	476%	Divested businesses	41	73	47	(7)	54
44	28	57%	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	27	11	18	8	7

(3,874)	(8,115)	52%	Total reconciling items, before income taxes	(2,297)	134	(172)	(1,169)	(2,667)

2,018	(1,746)	216%	Income (loss) from continuing operations before income taxes and equity in earnings of operating joint ventures	(836)	1,705	1,451	184	(1,322)
455	(1,074)	142%	Income tax expense (benefit)	(440)	473	389	(287)	(120)

1,563	(672)	333%	Income (loss) from continuing operations before equity in earnings of operating joint ventures	(396)	1,232	1,062	471	(1,202)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities; and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes; and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2014

COMBINED BALANCE SHEETS - FINANCIAL SERVICES BUSINESSES

(in millions)

	12/31/2013	03/31/2014	06/30/2014	09/30/2014	12/31/2014

Assets:
Investments:
Fixed maturities, available for sale, at fair value (amortized cost $228,099; $232,097; $236,069; $232,413; $225,342)	243,654	251,059	258,673	256,119	255,425
Fixed maturities, held to maturity, at amortized cost (fair value $3,553; $3,537; $3,464; $3,183; $2,902)	3,312	3,275	3,171	2,880	2,575
Trading account assets supporting insurance liabilities, at fair value	20,827	20,935	21,273	20,507	20,263
Other trading account assets, at fair value	6,111	7,692	8,351	9,003	10,524
Equity securities, available for sale, at fair value (cost $4,561; $4,785; $4,867; $4,815; $4,732)	6,026	6,249	6,433	6,377	6,339
Commercial mortgage and other loans	31,335	32,471	33,000	34,549	36,957
Policy loans	6,753	6,862	7,021	6,928	6,798
Other long-term investments	8,304	8,393	8,309	8,315	8,155
Short-term investments	5,837	4,625	4,278	4,789	6,221

Total investments	332,159	341,561	350,509	349,467	353,257
Cash and cash equivalents	10,797	11,294	11,335	15,447	13,718
Accrued investment income	2,505	2,532	2,583	2,605	2,579
Deferred policy acquisition costs	16,101	16,229	16,300	16,219	15,561
Value of business acquired	3,675	3,610	3,499	3,394	2,836
Other assets	13,082	13,412	13,224	13,788	11,378
Separate account assets	285,060	288,161	296,801	292,616	296,435

Total assets	663,379	676,799	694,251	693,536	695,764

Liabilities:
Future policy benefits	156,601	161,466	165,179	165,985	167,903
Policyholders’ account balances	131,298	131,899	133,217	133,814	130,840
Securities sold under agreements to repurchase	4,128	4,864	4,895	4,979	5,492
Cash collateral for loaned securities	4,230	4,035	3,596	3,270	3,064
Income taxes	6,010	7,328	8,929	9,078	10,536
Senior short-term debt	2,594	3,944	3,729	4,354	1,746
Senior long-term debt	17,069	16,081	17,004	16,113	14,947
Junior subordinated long-term debt	4,884	4,884	4,884	4,884	4,884
Notes issued by consolidated variable interest entities	3,302	4,101	4,573	5,397	6,058
Other liabilities	13,715	12,625	11,169	12,260	12,299
Separate account liabilities	285,060	288,161	296,801	292,616	296,435

Total liabilities	628,891	639,388	653,976	652,750	654,204

Attributed Equity:
Accumulated other comprehensive income	8,586	10,653	12,892	13,328	15,882
Other attributed equity	25,299	26,117	26,771	26,875	25,099

Total attributed equity	33,885	36,770	39,663	40,203	40,981

Noncontrolling Interest	603	641	612	583	579

Total Equity	34,488	37,411	40,275	40,786	41,560

Total liabilities and equity	663,379	676,799	694,251	693,536	695,764

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2014

FINANCIAL SERVICES BUSINESSES COMBINING STATEMENTS OF OPERATIONS - BY DIVISION

(in millions)

	Quarter Ended December 31, 2014
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Revenues (1):
Premiums	9,890	5,373	1,183	3,338	(4)
Policy charges and fee income	1,580	727	704	164	(15)
Net investment income	3,021	1,261	565	1,084	111
Asset management fees, commissions and other income	1,338	1,249	183	151	(245)

Total revenues	15,829	8,610	2,635	4,737	(153)

Benefits and Expenses (1):
Insurance and annuity benefits	10,280	5,869	1,492	2,903	16
Interest credited to policyholders’ account balances	919	476	219	224	—
Interest expense	328	35	140	1	152
Deferral of acquisition costs	(672)	(142)	(151)	(394)	15
Amortization of acquisition costs	526	170	125	246	(15)
General and administrative expenses	3,103	1,379	648	1,071	5

Total benefits and expenses	14,484	7,787	2,473	4,051	173

Adjusted operating income (loss) before income taxes	1,345	823	162	686	(326)

	Quarter Ended December 31, 2013
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Revenues (1):
Premiums	5,257	331	1,269	3,664	(7)
Policy charges and fee income	1,445	690	634	136	(15)
Net investment income	2,935	1,255	517	1,060	103
Asset management fees, commissions and other income	1,341	1,253	167	131	(210)

Total revenues	10,978	3,529	2,587	4,991	(129)

Benefits and Expenses (1):
Insurance and annuity benefits	5,387	733	1,522	3,150	(18)
Interest credited to policyholders’ account balances	921	476	206	239	—
Interest expense	306	33	112	2	159
Deferral of acquisition costs	(686)	(137)	(190)	(372)	13
Amortization of acquisition costs	386	107	57	232	(10)
General and administrative expenses	3,203	1,321	665	1,093	124

Total benefits and expenses	9,517	2,533	2,372	4,344	268

Adjusted operating income (loss) before income taxes	1,461	996	215	647	(397)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities; and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes; and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2014

FINANCIAL SERVICES BUSINESSES COMBINING STATEMENTS OF OPERATIONS - BY DIVISION

(in millions)

	Twelve Months Ended December 31, 2014
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Revenues (1):
Premiums	26,204	6,901	4,907	14,424	(28)
Policy charges and fee income	6,124	2,866	2,710	596	(48)
Net investment income	12,046	4,959	2,233	4,434	420
Asset management fees, commissions and other income	5,270	4,901	733	612	(976)

Total revenues	49,644	19,627	10,583	20,066	(632)

Benefits and Expenses (1):
Insurance and annuity benefits	27,539	8,817	6,355	12,284	83
Interest credited to policyholders’ account balances	3,720	1,905	854	961	—
Interest expense	1,308	142	542	4	620
Deferral of acquisition costs	(2,694)	(564)	(549)	(1,641)	60
Amortization of acquisition costs	1,853	594	353	961	(55)
General and administrative expenses	12,026	5,266	2,507	4,245	8

Total benefits and expenses	43,752	16,160	10,062	16,814	716

Adjusted operating income (loss) before income taxes	5,892	3,467	521	3,252	(1,348)

	Twelve Months Ended December 31, 2013
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Revenues (1):
Premiums	23,115	1,008	5,098	17,037	(28)
Policy charges and fee income	5,614	2,628	2,432	599	(45)
Net investment income	11,530	4,847	1,991	4,306	386
Asset management fees, commissions and other income	5,022	4,688	617	598	(881)

Total revenues	45,281	13,171	10,138	22,540	(568)

Benefits and Expenses (1):
Insurance and annuity benefits	23,310	2,538	6,201	14,606	(35)
Interest credited to policyholders’ account balances	3,702	1,910	808	984	—
Interest expense	1,260	128	414	3	715
Deferral of acquisition costs	(2,902)	(649)	(773)	(1,543)	63
Amortization of acquisition costs	1,394	297	121	1,011	(35)
General and administrative expenses	12,148	5,100	2,627	4,327	94

Total benefits and expenses	38,912	9,324	9,398	19,388	802

Adjusted operating income (loss) before income taxes	6,369	3,847	740	3,152	(1,370)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities; and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes; and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2014

FINANCIAL SERVICES BUSINESSES COMBINING BALANCE SHEETS - BY DIVISION

(in millions)

	As of December 31, 2014
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Assets:
Total investments	353,257	132,397	50,134	156,414	14,312
Deferred policy acquisition costs	15,561	5,493	4,233	6,156	(321)
Other assets	30,511	15,909	10,971	6,735	(3,104)
Separate account assets	296,435	251,040	45,939	2,330	(2,874)

Total assets	695,764	404,839	111,277	171,635	8,013

Liabilities:
Future policy benefits	167,903	61,305	14,350	88,287	3,961
Policyholders’ account balances	130,840	56,158	29,798	44,866	18
Debt	21,577	5,758	8,386	38	7,395
Other liabilities	37,449	13,631	6,444	14,741	2,633
Separate account liabilities	296,435	251,040	45,939	2,330	(2,874)

Total liabilities	654,204	387,892	104,917	150,262	11,133

Attributed Equity:
Accumulated other comprehensive income (loss)	15,882	2,421	1,355	13,377	(1,271)
Other attributed equity	25,099	13,965	5,005	7,942	(1,813)

Total attributed equity	40,981	16,386	6,360	21,319	(3,084)

Noncontrolling Interest	579	561	—	54	(36)

Total Equity	41,560	16,947	6,360	21,373	(3,120)

Total liabilities and equity	695,764	404,839	111,277	171,635	8,013

	As of December 31, 2013
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Assets:
Total investments	332,159	117,314	46,351	152,219	16,275
Deferred policy acquisition costs	16,101	5,715	4,295	6,407	(316)
Other assets	30,059	11,207	10,088	8,102	662
Separate account assets	285,060	242,344	43,441	1,949	(2,674)

Total assets	663,379	376,580	104,175	168,677	13,947

Liabilities:
Future policy benefits	156,601	49,521	12,520	91,145	3,415
Policyholders’ account balances	131,298	55,510	28,918	46,858	12
Debt	24,547	5,523	9,245	55	9,724
Other liabilities	31,385	9,800	5,629	11,821	4,135
Separate account liabilities	285,060	242,344	43,441	1,949	(2,674)

Total liabilities	628,891	362,698	99,753	151,828	14,612

Attributed Equity:
Accumulated other comprehensive income (loss)	8,586	689	413	8,251	(767)
Other attributed equity	25,299	12,590	4,009	8,588	112

Total attributed equity	33,885	13,279	4,422	16,839	(655)

Noncontrolling Interest	603	603	—	10	(10)

Total Equity	34,488	13,882	4,422	16,849	(665)

Total liabilities and equity	663,379	376,580	104,175	168,677	13,947

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2014

SHORT-TERM AND LONG-TERM DEBT - UNAFFILIATED

(in millions)

	As of December 31, 2014				As of December 31, 2013
	Senior debt		Junior Subordinated Long-term Debt	Total Debt	Senior debt		Junior Subordinated Long-term Debt	Total Debt
	Short-term Debt	Long-term Debt			Short-term Debt	Long-term Debt
Financial Services Businesses
Borrowings by use of proceeds:
Capital Debt	454	7,997	4,884	13,335	309	5,036	4,884	10,229
Operating Debt - Investment related	1,754	4,958	—	6,712	1,867	8,035	—	9,902
Operating Debt - Specified businesses	1,631	1,489	—	3,120	418	3,802	—	4,220
Limited recourse and non-recourse borrowing	—	503	—	503	—	196	—	196

Total debt - Financial Services Businesses	3,839	14,947	4,884	23,670	2,594	17,069	4,884	24,547

Closed Block Business
Investment related	—	—	—	—	—	—	—	—
Limited recourse and non-recourse borrowing	—	—	—	—	75	1,600	—	1,675

Total debt	—	—	—	—	75	1,600	—	1,675

	As of December 31, 2014				As of December 31, 2013
	Prudential Financial, Inc.	The Prudential Insurance Co. of America (1)(2)	Other Affiliates	Total	Prudential Financial, Inc.	The Prudential Insurance Co. of America (1)(2)	Other Affiliates	Total
Financial Services Businesses
Borrowings by sources:
Capital Debt	12,241	1,041	53	13,335	8,817	1,042	370	10,229
Operating Debt - Investment related	4,013	494	2,205	6,712	6,281	411	3,210	9,902
Operating Debt - Specified businesses	2,125	995	—	3,120	2,969	1,251	—	4,220
Limited recourse and non-recourse borrowing	—	503	—	503	—	196	—	196

Total debt - Financial Services Businesses	18,379	3,033	2,258	23,670	18,067	2,900	3,580	24,547

(1)	Includes Prudential Funding, LLC.
(2)	Capital debt at Prudential Insurance Co. of America includes $941 million of surplus notes at both December 31, 2014 and December 31, 2013.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2014

COMBINED STATEMENTS OF OPERATIONS - U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION

(in millions)

Year-to-date		% Change		2013	2014
2014	2013			4Q	1Q	2Q	3Q	4Q

			Revenues (1):
6,901	1,008	585%	Premiums	331	197	201	1,130	5,373
2,866	2,628	9%	Policy charges and fee income	690	695	715	729	727
4,959	4,847	2%	Net investment income	1,255	1,276	1,193	1,229	1,261
4,901	4,688	5%	Asset management fees, commissions and other income	1,253	1,187	1,244	1,221	1,249

19,627	13,171	49%	Total revenues	3,529	3,355	3,353	4,309	8,610

			Benefits and Expenses (1):
8,817	2,538	247%	Insurance and annuity benefits	733	660	651	1,637	5,869
1,905	1,910	0%	Interest credited to policyholders’ account balances	476	476	481	472	476
142	128	11%	Interest expense	33	36	35	36	35
(564)	(649)	13%	Deferral of acquisition costs	(137)	(128)	(147)	(147)	(142)
594	297	100%	Amortization of acquisition costs	107	132	139	153	170
5,266	5,100	3%	General and administrative expenses	1,321	1,234	1,318	1,335	1,379

16,160	9,324	73%	Total benefits and expenses	2,533	2,410	2,477	3,486	7,787

3,467	3,847	-10%	Adjusted operating income before income taxes	996	945	876	823	823

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2014

COMBINING STATEMENTS OF OPERATIONS - U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION

(in millions)

	Twelve Months Ended December 31, 2014				Quarter Ended December 31, 2014
	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management
Revenues (1):
Premiums	6,901	105	6,796	—	5,373	28	5,345	—
Policy charges and fee income	2,866	2,649	217	—	727	671	56	—
Net investment income	4,959	630	4,209	120	1,261	158	1,071	32
Asset management fees, commissions and other income	4,901	1,326	855	2,720	1,249	334	208	707

Total revenues	19,627	4,710	12,077	2,840	8,610	1,191	6,680	739

Benefits and Expenses (1):
Insurance and annuity benefits	8,817	481	8,336	—	5,869	144	5,725	—
Interest credited to policyholders’ account balances	1,905	429	1,476	—	476	110	366	—
Interest expense	142	107	25	10	35	27	6	2
Deferral of acquisition costs	(564)	(498)	(50)	(16)	(142)	(123)	(16)	(3)
Amortization of acquisition costs	594	543	31	20	170	151	14	5
General and administrative expenses	5,266	2,181	1,044	2,041	1,379	560	276	543

Total benefits and expenses	16,160	3,243	10,862	2,055	7,787	869	6,371	547

Adjusted operating income before income taxes	3,467	1,467	1,215	785	823	322	309	192

	Twelve Months Ended December 31, 2013				Quarter Ended December 31, 2013
	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management
Revenues (1):
Premiums	1,008	108	900	—	331	29	302	—
Policy charges and fee income	2,628	2,421	207	—	690	637	53	—
Net investment income	4,847	693	4,067	87	1,255	167	1,061	27
Asset management fees, commissions and other income	4,688	1,243	854	2,591	1,253	325	230	698

Total revenues	13,171	4,465	6,028	2,678	3,529	1,158	1,646	725

Benefits and Expenses (1):
Insurance and annuity benefits	2,538	77	2,461	—	733	30	703	—
Interest credited to policyholders’ account balances	1,910	381	1,529	—	476	96	380	—
Interest expense	128	91	26	11	33	24	6	3
Deferral of acquisition costs	(649)	(598)	(29)	(22)	(137)	(124)	(9)	(4)
Amortization of acquisition costs	297	257	15	25	107	98	3	6
General and administrative expenses	5,100	2,172	987	1,941	1,321	542	268	511

Total benefits and expenses	9,324	2,380	4,989	1,955	2,533	666	1,351	516

Adjusted operating income before income taxes	3,847	2,085	1,039	723	996	492	295	209

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2014

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2013	2014
2014	2013		4Q	1Q	2Q	3Q	4Q

		SALES AND ACCOUNT VALUES:

		Variable Annuities:
150,467	131,608	Beginning total account value	143,697	150,467	151,620	155,890	153,172
6,987	9,623	Sales: Highest Daily Suite (1)	1,714	1,606	1,865	1,828	1,688
2,970	1,824	Other variable annuities (2)	698	698	786	733	753

9,957	11,447	Total sales	2,412	2,304	2,651	2,561	2,441
(8,714)	(7,567)	Surrenders and withdrawals	(2,069)	(2,158)	(2,187)	(2,152)	(2,217)

1,243	3,880	Net sales	343	146	464	409	224
(1,459)	(1,282)	Benefit payments	(336)	(340)	(406)	(345)	(368)

(216)	2,598	Net flows	7	(194)	58	64	(144)
8,329	19,455	Change in market value, interest credited, and other	7,603	2,194	5,081	(1,891)	2,945
(3,497)	(3,194)	Policy charges	(840)	(847)	(869)	(891)	(890)

155,083	150,467	Ending total account value	150,467	151,620	155,890	153,172	155,083

		Variable Annuities Account Value by Product:
117,627	112,454	Highest Daily suite (1)	112,454	113,804	117,596	115,853	117,627
37,456	38,013	Other variable annuities (2)	38,013	37,816	38,294	37,319	37,456

155,083	150,467	Ending total account value	150,467	151,620	155,890	153,172	155,083

		Fixed Annuities and other products (3):
3,673	3,734	Beginning total account value	3,681	3,673	3,656	3,638	3,611
51	66	Sales	20	17	13	13	8
(138)	(160)	Surrenders and withdrawals	(41)	(35)	(34)	(30)	(39)

(87)	(94)	Net redemptions	(21)	(18)	(21)	(17)	(31)
(340)	(335)	Benefit payments	(85)	(71)	(75)	(109)	(85)

(427)	(429)	Net flows	(106)	(89)	(96)	(126)	(116)
337	371	Interest credited and other	98	73	78	100	86
(2)	(3)	Policy charges	—	(1)	—	(1)	—

3,581	3,673	Ending total account value	3,673	3,656	3,638	3,611	3,581

		SALES BY DISTRIBUTION CHANNEL:

		Variable and Fixed Annuities (4):
2,509	2,425	Insurance Agents	600	604	648	624	633
2,008	2,246	Wirehouses	426	440	525	561	482
4,067	4,978	Independent Financial Planners	1,033	940	1,098	1,036	993
1,424	1,864	Bank Distribution	373	337	393	353	341

10,008	11,513	Total	2,432	2,321	2,664	2,574	2,449

(1)	Includes variable annuities with “Highest Daily” optional living benefits and predecessor “Lifetime Five” feature.
(2)	Includes Prudential Defined Income (PDI) and products without guaranteed minimum income and withdrawal benefits.
(3)	Includes single premium immediate annuities.
(4)	Amounts represent gross sales.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2014

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES ACCOUNT VALUE ACTIVITY

(in millions)

Year-to-date			2013	2014
2014	2013		4Q	1Q	2Q	3Q	4Q

		INDIVIDUAL ANNUITIES:

		Account Values in General Account (1):
10,054	11,564	Beginning balance	10,409	10,054	9,881	9,811	9,816
1,331	1,198	Premiums and deposits	222	251	370	374	336
(875)	(963)	Surrenders and withdrawals	(233)	(220)	(222)	(215)	(218)

456	235	Net sales (redemptions)	(11)	31	148	159	118
(415)	(408)	Benefit payments	(101)	(91)	(94)	(127)	(103)

41	(173)	Net flows	(112)	(60)	54	32	15
337	337	Interest credited and other	78	98	103	68	68
(578)	(1,671)	Net transfers to separate account	(321)	(210)	(227)	(94)	(47)
(2)	(3)	Policy charges	—	(1)	—	(1)	—

9,852	10,054	Ending balance	10,054	9,881	9,811	9,816	9,852

		Account Values in Separate Account (1):
144,086	123,778	Beginning balance	136,969	144,086	145,395	149,717	146,967
8,677	10,315	Premiums and deposits	2,210	2,070	2,294	2,200	2,113
(7,977)	(6,764)	Surrenders and withdrawals	(1,877)	(1,973)	(1,999)	(1,967)	(2,038)

700	3,551	Net sales	333	97	295	233	75
(1,384)	(1,209)	Benefit payments	(320)	(320)	(387)	(327)	(350)

(684)	2,342	Net flows	13	(223)	(92)	(94)	(275)
8,329	19,489	Change in market value, interest credited and other	7,623	2,169	5,056	(1,859)	2,963
578	1,671	Net transfers from general account	321	210	227	94	47
(3,497)	(3,194)	Policy charges	(840)	(847)	(869)	(891)	(890)

148,812	144,086	Ending balance	144,086	145,395	149,717	146,967	148,812

(1)	Premiums and deposits, and surrenders and withdrawals, are classified within the general account and separate account for purposes of this presentation based on the allocation of customer funds. For example, premiums allocated by customers to separate account investments at the time of sale, while remitted through the company’s general account, are shown as separate account premium in this display, rather than as general account premium and transfers to the separate account.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2014

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES LIVING BENEFIT FEATURES

(in millions)

	2013	2014
	4Q	1Q	2Q	3Q	4Q

LIVING BENEFIT FEATURES ACCOUNT VALUE AND NET AMOUNT AT RISK (1):

Variable Annuity Account Values with Living Benefit Features
Guaranteed minimum accumulation benefits	6,799	6,514	6,322	5,947	5,756
Guaranteed minimum withdrawal benefits	886	851	829	767	736
Guaranteed minimum income benefits	3,667	3,578	3,545	3,382	3,324
Guaranteed minimum withdrawal & income benefits	113,246	115,079	119,442	118,124	120,404

Total	124,598	126,022	130,138	128,220	130,220

Living Benefit Features Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature	107,910	109,139	112,695	111,033	112,724
Account Values without Auto-Rebalancing Feature	16,688	16,883	17,443	17,187	17,496

Total	124,598	126,022	130,138	128,220	130,220

Living Benefit Features Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature	1,735	1,761	1,504	2,017	2,034
Net Amount at Risk without Auto-Rebalancing Feature	910	895	781	911	871

Total	2,645	2,656	2,285	2,928	2,905

(1)	At end of period.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2014

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES DEATH BENEFIT FEATURES

(in millions)

	2013	2014
	4Q	1Q	2Q	3Q	4Q

DEATH BENEFIT FEATURES ACCOUNT VALUE AND NET AMOUNT AT RISK (1):

Variable Annuity Account Values by Death Benefit Features
Return of net deposits:
Account value	112,445	113,733	117,486	115,725	117,592
Net amount at risk	465	440	402	437	403
Minimum return, anniversary contract value, or maximum contract value:
Account value	34,846	34,750	35,230	34,299	34,298
Net amount at risk	2,817	2,806	2,572	2,987	2,855

Death Benefit Features Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature	107,910	109,139	112,695	111,033	112,724
Account Values without Auto-Rebalancing Feature	39,381	39,344	40,021	38,991	39,166

Total	147,291	148,483	152,716	150,024	151,890

Death Benefit Features Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature	613	624	546	823	765
Net Amount at Risk without Auto-Rebalancing Feature	2,669	2,622	2,428	2,601	2,493

Total	3,282	3,246	2,974	3,424	3,258

(1)	At end of period.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2014

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - RETIREMENT SEGMENT SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2013	2014
2014	2013		4Q	1Q	2Q	3Q	4Q

		RETIREMENT SEGMENT SALES AND ACCOUNT VALUES

		Full Service:
173,502	148,405	Beginning total account value	165,364	173,502	178,150	181,577	180,535
23,934	20,677	Deposits and sales	5,846	8,587	4,528	5,190	5,629
(22,601)	(18,711)	Withdrawals and benefits	(5,786)	(6,003)	(6,066)	(4,221)	(6,311)
9,361	23,131	Change in market value, interest credited, interest income and other activity	8,078	2,064	4,965	(2,011)	4,343

184,196	173,502	Ending total account value	173,502	178,150	181,577	180,535	184,196

1,333	1,966	Net additions (withdrawals)	60	2,584	(1,538)	969	(682)

		Stable value account values included above	44,013	44,461	44,174	44,464	44,671

		Institutional Investment Products:
149,402	141,435	Beginning total account value	147,100	149,402	149,661	148,971	175,526
43,293	17,294	Additions	4,055	1,733	2,075	30,962	8,523
(16,036)	(9,951)	Withdrawals and benefits	(2,683)	(3,017)	(4,602)	(3,634)	(4,783)
5,833	1,081	Change in market value, interest credited and interest income	968	1,441	1,753	940	1,699
(2,851)	(457)	Other (1)	(38)	102	84	(1,713)	(1,324)

179,641	149,402	Ending total account value	149,402	149,661	148,971	175,526	179,641

27,257	7,343	Net additions (withdrawals)	1,372	(1,284)	(2,527)	27,328	3,740

		Amounts included in ending total account value above:
69,814	72,507	Investment-only stable value wraps	72,507	72,845	72,407	71,323	69,814
30,839	2,358	Longevity reinsurance (2)	2,358	2,357	2,399	29,509	30,839
78,988	74,537	Group annuities and other products	74,537	74,459	74,165	74,694	78,988

179,641	149,402	Ending total account value	149,402	149,661	148,971	175,526	179,641

(1)	“Other” activity includes the effect of foreign exchange rate changes, as well as changes in asset balances for externally managed accounts.
(2)	Represents notional amounts based on present value of future benefits under longevity reinsurance contracts which have not been significantly pre-funded.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2014

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - SUPPLEMENTARY REVENUE AND ASSETS UNDER MANAGEMENT INFORMATION FOR ASSET MANAGEMENT SEGMENT

			Supplementary Revenue Information (in millions):
Year-to-date		% Change		2013	2014
2014	2013			4Q	1Q	2Q	3Q	4Q

			Analysis of revenues by type:
2,021	1,881	7%	Asset management fees	491	489	507	510	515
262	254	3%	Other related revenues	94	66	67	62	67
557	543	3%	Service, distribution and other revenues	140	112	139	149	157

2,840	2,678	6%	Total Asset Management segment revenues	725	667	713	721	739

			Analysis of asset management fees by source:
877	838	5%	Institutional customers	218	214	225	216	222
720	631	14%	Retail customers	171	173	177	186	184
424	412	3%	General account	102	102	105	108	109

2,021	1,881	7%	Total asset management fees	491	489	507	510	515

Supplementary Assets Under Management Information (in billions):
	December 31, 2014
	Equity	Fixed Income	Real Estate	Total
Institutional customers	63.8	270.0	36.2	370.0
Retail customers	122.8	61.0	2.3	186.1
General account	7.7	368.1	1.6	377.4

Total	194.3	699.1	40.1	933.5

	December 31, 2013
	Equity	Fixed Income	Real Estate	Total
Institutional customers	63.4	243.8	34.5	341.7
Retail customers	117.0	51.5	2.2	170.7
General account	8.9	347.2	1.4	357.5

Total	189.3	642.5	38.1	869.9

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2014

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - SUPPLEMENTARY ASSETS UNDER MANAGEMENT INFORMATION FOR ASSET MANAGEMENT SEGMENT

(in billions)

Year-to-date			2013	2014
2014	2013		4Q	1Q	2Q	3Q	4Q

		Institutional Customers - Assets Under Management:

		Assets gathered by Investment Management & Advisory Services sales force:
300.5	274.6	Beginning assets under management	290.0	300.5	310.4	323.5	320.7
42.3	57.1	Additions	13.8	10.9	10.5	10.0	10.9
(41.6)	(37.7)	Withdrawals	(8.5)	(9.0)	(7.8)	(11.4)	(13.4)
23.1	7.8	Change in market value	6.0	8.0	10.3	(1.0)	5.8
—	(0.5)	Net money market flows	(0.5)	(0.1)	0.1	—	—
(0.7)	(0.8)	Other (1)	(0.3)	0.1	—	(0.4)	(0.4)

323.6	300.5	Ending assets under management	300.5	310.4	323.5	320.7	323.6
46.4	41.2	Affiliated institutional assets under management	41.2	41.8	43.5	43.0	46.4

370.0	341.7	Total assets managed for institutional customers at end of period	341.7	352.2	367.0	363.7	370.0

0.7	19.4	Net institutional additions (withdrawals), excluding money market activity	5.3	1.9	2.7	(1.4)	(2.5)

		Retail Customers - Assets Under Management:

		Assets gathered by Investment Management & Advisory Services sales force:
115.0	91.1	Beginning assets under management	106.5	115.0	117.0	122.5	122.7
36.8	40.2	Additions	9.8	8.0	8.4	8.5	11.9
(32.1)	(35.8)	Withdrawals	(8.3)	(7.8)	(7.7)	(7.3)	(9.3)
7.2	19.5	Change in market value	7.0	1.8	4.8	(1.0)	1.6
—	—	Net money market flows	—	—	—	—	—
(0.1)	—	Other	—	—	—	—	(0.1)

126.8	115.0	Ending assets under management	115.0	117.0	122.5	122.7	126.8
59.3	55.7	Affiliated retail assets under management	55.7	55.9	57.6	57.3	59.3

186.1	170.7	Total assets managed for retail customers at end of period	170.7	172.9	180.1	180.0	186.1

4.7	4.4	Net retail additions, excluding money market activity	1.5	0.2	0.7	1.2	2.6

(1)	“Other” activity represents transfers from the Retirement Segment, as a result of changes in the client contract form; and FX related to International assets under management.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2014

COMBINED STATEMENTS OF OPERATIONS - U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION

(in millions)

Year-to-date		% Change		2013	2014
2014	2013			4Q	1Q	2Q	3Q	4Q

			Revenues (1):
4,907	5,098	-4%	Premiums	1,269	1,240	1,241	1,243	1,183
2,710	2,432	11%	Policy charges and fee income	634	688	681	637	704
2,233	1,991	12%	Net investment income	517	558	540	570	565
733	617	19%	Asset management fees, commissions and other income	167	172	198	180	183

10,583	10,138	4%	Total revenues	2,587	2,658	2,660	2,630	2,635

			Benefits and Expenses (1):
6,355	6,201	2%	Insurance and annuity benefits	1,522	1,621	1,550	1,692	1,492
854	808	6%	Interest credited to policyholders’ account balances	206	210	211	214	219
542	414	31%	Interest expense	112	124	129	149	140
(549)	(773)	29%	Deferral of acquisition costs	(190)	(143)	(130)	(125)	(151)
353	121	192%	Amortization of acquisition costs	57	99	100	29	125
2,507	2,627	-5%	General and administrative expenses	665	616	596	647	648

10,062	9,398	7%	Total benefits and expenses	2,372	2,527	2,456	2,606	2,473

521	740	-30%	Adjusted operating income before income taxes	215	131	204	24	162

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2014

COMBINING STATEMENTS OF OPERATIONS - U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION

(in millions)

	Twelve Months Ended December 31, 2014			Quarter Ended December 31, 2014
	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance
Revenues (1):
Premiums	4,907	848	4,059	1,183	205	978
Policy charges and fee income	2,710	2,143	567	704	562	142
Net investment income	2,233	1,620	613	565	411	154
Asset management fees, commissions and other income	733	615	118	183	153	30

Total revenues	10,583	5,226	5,357	2,635	1,331	1,304

Benefits and Expenses (1):
Insurance and annuity benefits	6,355	2,140	4,215	1,492	524	968
Interest credited to policyholders’ account balances	854	606	248	219	154	65
Interest expense	542	533	9	140	138	2
Deferral of acquisition costs	(549)	(547)	(2)	(151)	(149)	(2)
Amortization of acquisition costs	353	345	8	125	124	1
General and administrative expenses	2,507	1,651	856	648	422	226

Total benefits and expenses	10,062	4,728	5,334	2,473	1,213	1,260

Adjusted operating income before income taxes	521	498	23	162	118	44

	Twelve Months Ended December 31, 2013			Quarter Ended December 31, 2013
	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance
Revenues (1):
Premiums	5,098	810	4,288	1,269	215	1,054
Policy charges and fee income	2,432	1,906	526	634	494	140
Net investment income	1,991	1,406	585	517	369	148
Asset management fees, commissions and other income	617	498	119	167	134	33

Total revenues	10,138	4,620	5,518	2,587	1,212	1,375

Benefits and Expenses (1):
Insurance and annuity benefits	6,201	1,902	4,299	1,522	481	1,041
Interest credited to policyholders’ account balances	808	576	232	206	146	60
Interest expense	414	407	7	112	110	2
Deferral of acquisition costs	(773)	(762)	(11)	(190)	(181)	(9)
Amortization of acquisition costs	121	111	10	57	54	3
General and administrative expenses	2,627	1,803	824	665	445	220

Total benefits and expenses	9,398	4,037	5,361	2,372	1,055	1,317

Adjusted operating income before income taxes	740	583	157	215	157	58

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2014

U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION - INDIVIDUAL LIFE ANNUALIZED NEW BUSINESS PREMIUMS, ACCOUNT VALUE ACTIVITY, AND FACE AMOUNT IN FORCE

(in millions)

Year-to-date			2013	2014
2014	2013		4Q	1Q	2Q	3Q	4Q

		ANNUALIZED NEW BUSINESS PREMIUMS (1) :

52	38	Variable life	13	9	11	10	22
219	497	Universal life	109	71	46	43	59
181	196	Term life	44	42	46	44	49

452	731	Total	166	122	103	97	130

		ANNUALIZED NEW BUSINESS PREMIUMS BY DISTRIBUTION CHANNEL (1):

98	95	Prudential Agents	23	22	25	24	27
354	636	Third party distribution	143	100	78	73	103

452	731	Total	166	122	103	97	130

		ACCOUNT VALUE ACTIVITY:

		Policyholders’ Account Balances (2)(3):
21,842	10,583	Beginning balance	21,367	21,842	22,119	22,239	22,570
2,880	3,799	Premiums and deposits	834	769	681	696	734
(1,130)	(1,063)	Surrenders and withdrawals	(252)	(237)	(311)	(274)	(308)

1,750	2,736	Net sales	582	532	370	422	426
(430)	(419)	Benefit payments	(109)	(105)	(110)	(111)	(104)

1,320	2,317	Net flows	473	427	260	311	322
225	1,170	Interest credited and other	235	65	66	231	(137)
432	368	Net transfers from separate account	98	105	110	110	107
(1,293)	(1,280)	Policy charges	(331)	(320)	(316)	(321)	(336)
—	8,684	Acquisition	—	—	—	—	—

22,526	21,842	Ending balance	21,842	22,119	22,239	22,570	22,526

		Separate Account Liabilities (3):
26,916	17,817	Beginning balance	25,380	26,916	27,153	27,968	27,455
1,350	1,277	Premiums and deposits	392	369	283	278	420
(873)	(902)	Surrenders and withdrawals	(232)	(239)	(203)	(219)	(212)

477	375	Net sales	160	130	80	59	208
(104)	(121)	Benefit payments	(29)	(32)	(28)	(20)	(24)

373	254	Net flows	131	98	52	39	184
1,987	4,575	Change in market value, interest credited and other	1,744	484	1,110	(201)	594
(432)	(368)	Net transfers to general account	(98)	(105)	(110)	(110)	(107)
(956)	(969)	Policy charges	(241)	(240)	(237)	(241)	(238)
—	5,607	Acquisition	—	—	—	—	—

27,888	26,916	Ending balance	26,916	27,153	27,968	27,455	27,888

		FACE AMOUNT IN FORCE (4):

		Variable life	172,870	173,382	171,043	169,493	168,852
		Universal life	144,533	147,519	149,274	150,697	152,706
		Term life	621,289	627,425	634,132	640,758	650,233

		Total	938,692	948,326	954,449	960,948	971,791

(1)	Excludes corporate-owned life insurance.
(2)	Includes fixed rate funds, alliance deposits, supplementary contracts and deferred revenues on variable products.
(3)	Includes reclassifications during the second quarter of 2013 to conform presentation of certain acquired liabilities.
(4)	At end of period; before reinsurance ceded.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2014

U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION - SUPPLEMENTARY INFORMATION FOR INDIVIDUAL LIFE INSURANCE

(dollar amounts in millions)

Year-to-date			2013	2014
2014	2013		4Q	1Q	2Q	3Q	4Q

		Individual Life Insurance:

		Policy Surrender Experience:
1,127	1,173	Cash value of surrenders	291	286	278	289	274
2.5%	2.8%	Cash value of surrenders as a percentage of mean future policy benefits, policyholders’ account balances, and separate account balances	2.7%	2.6%	2.5%	2.5%	2.4%

		Death benefits per $1,000 of in force (1):
4.79	4.54	Variable and universal life	4.41	5.06	4.61	4.62	4.82
1.23	1.29	Term life	1.55	1.31	1.20	1.19	1.27
3.27	3.22	Total, Individual Life Insurance	3.25	3.51	3.13	3.16	3.28

(1)	Annualized, for interim reporting periods. Amounts are stated net of reinsurance.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2014

U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION - SUPPLEMENTARY INFORMATION FOR GROUP INSURANCE

(dollar amounts in millions)

Year-to-date			2013	2014
2014	2013		4Q	1Q	2Q	3Q	4Q

		GROUP INSURANCE ANNUALIZED NEW BUSINESS PREMIUMS:
189	240	Group life	44	137	10	14	28
67	73	Group disability	8	33	12	13	9

256	313	Total	52	170	22	27	37

		Future Policy Benefits (1) (2):
		Group life	2,281	2,198	2,132	2,074	2,219
		Group disability	3	30	21	11	3

		Total	2,284	2,228	2,153	2,085	2,222

		Policyholders’ Account Balances (1):
		Group life	7,928	7,853	7,923	7,953	8,106
		Group disability	251	254	217	223	236

		Total	8,179	8,107	8,140	8,176	8,342

		Separate Account Liabilities (1):
		Group life	22,706	22,938	24,525	24,515	24,305
		Group disability	—	—	—	—	—

		Total	22,706	22,938	24,525	24,515	24,305

		Group Life Insurance:
3,977	4,099	Gross premiums, policy charges and fee income (3)	1,013	1,004	1,002	953	1,018
3,808	3,915	Earned premiums, policy charges and fee income	969	973	966	955	914
89.3%	88.5%	Benefits ratio	86.2%	89.6%	89.3%	89.9%	88.1%
11.1%	10.1%	Administrative operating expense ratio	10.8%	11.2%	9.9%	11.5%	12.0%
		Persistency ratio	93.7%	94.9%	94.2%	93.5%	93.2%

		Group Disability Insurance:
882	967	Gross premiums, policy charges and fee income (3)	242	221	221	220	220
818	899	Earned premiums, policy charges and fee income	225	200	199	213	206
99.8%	92.8%	Benefits ratio	91.6%	100.5%	83.9%	133.8%	79.1%
30.2%	26.6%	Administrative operating expense ratio	28.1%	29.0%	29.4%	31.4%	30.9%
		Persistency ratio	87.0%	87.0%	85.6%	84.6%	83.9%

(1)	As of end of period.
(2)	The amounts shown exclude liabilities for unpaid claims and claim adjustment expenses.
(3)	Before returns of premiums to participating policyholders for favorable claims experience.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2014

DEFERRED POLICY ACQUISITION COSTS & DEFERRED SALES INDUCEMENTS - INDIVIDUAL ANNUITIES, INDIVIDUAL LIFE AND GROUP INSURANCE

(in millions)

Year-to-date			2013	2014
2014	2013		4Q	1Q	2Q	3Q	4Q

		DEFERRED POLICY ACQUISITION COSTS

		INDIVIDUAL ANNUITIES:
5,490	3,829	Beginning balance	5,314	5,490	5,513	5,521	5,554
498	598	Capitalization	124	116	132	127	123
(543)	(257)	Amortization - operating results	(98)	(122)	(129)	(141)	(151)
(60)	1,214	Amortization - realized investment gains and losses	142	41	9	34	(144)
(9)	106	Impact of unrealized (gains) or losses on AFS securities	8	(12)	(4)	13	(6)
—	—	Other	—	—	—	—	—

5,376	5,490	Ending balance	5,490	5,513	5,521	5,554	5,376

		INDIVIDUAL LIFE INSURANCE:
4,112	3,116	Beginning balance	3,952	4,112	4,089	4,057	4,185
547	762	Capitalization	181	143	130	125	149
(345)	(111)	Amortization - operating results	(54)	(96)	(98)	(27)	(124)
(23)	15	Amortization - realized investment gains and losses	4	2	1	5	(31)
(235)	330	Impact of unrealized (gains) or losses on AFS securities	29	(72)	(65)	25	(123)

4,056	4,112	Ending balance	4,112	4,089	4,057	4,185	4,056

		GROUP INSURANCE:
183	182	Beginning balance	177	183	180	178	176
2	11	Capitalization	9	—	—	—	2
(8)	(10)	Amortization - operating results	(3)	(3)	(2)	(2)	(1)
—	—	Amortization - realized investment gains and losses	—	—	—	—	—
—	—	Impact of unrealized losses on AFS securities	—	—	—	—	—

177	183	Ending balance	183	180	178	176	177

		DEFERRED SALES INDUCEMENTS
		INDIVIDUAL ANNUITIES:
1,813	1,357	Beginning balance	1,764	1,813	1,756	1,687	1,645
21	53	Capitalization	9	7	7	4	3
(215)	(137)	Amortization - operating results	(39)	(50)	(52)	(56)	(57)
(107)	504	Amortization - realized investment gains and losses	76	(11)	(21)	3	(78)
1	36	Impact of unrealized (gains) or losses on AFS securities	3	(3)	(3)	7	—
—	—	Other	—	—	—	—	—

1,513	1,813	Ending balance	1,813	1,756	1,687	1,645	1,513

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2014

COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE DIVISION

(in millions)

Year-to-date		%		2013	2014
2014	2013	Change		4Q	1Q	2Q	3Q	4Q

			Revenues (1):
14,424	17,037	-15%	Premiums	3,664	3,696	3,822	3,568	3,338
596	599	-1%	Policy charges and fee income	136	138	138	156	164
4,434	4,306	3%	Net investment income	1,060	1,084	1,128	1,138	1,084
612	598	2%	Asset management fees, commissions and other income	131	157	164	140	151

20,066	22,540	-11%	Total revenues	4,991	5,075	5,252	5,002	4,737

			Benefits and Expenses (1):
12,284	14,606	-16%	Insurance and annuity benefits	3,150	3,113	3,217	3,051	2,903
961	984	-2%	Interest credited to policyholders’ account balances	239	239	242	256	224
4	3	33%	Interest expense	2	—	2	1	1
(1,641)	(1,543)	-6%	Deferral of acquisition costs	(372)	(412)	(420)	(415)	(394)
961	1,011	-5%	Amortization of acquisition costs	232	250	256	209	246
4,245	4,327	-2%	General and administrative expenses	1,093	1,048	1,071	1,055	1,071

16,814	19,388	-13%	Total benefits and expenses	4,344	4,238	4,368	4,157	4,051

3,252	3,152	3%	Adjusted operating income before income taxes	647	837	884	845	686

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2014

COMBINING STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE DIVISION

(in millions)

	Twelve Months Ended December 31, 2014			Quarter Ended December 31, 2014
	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations
Revenues (1):
Premiums	14,424	6,883	7,541	3,338	1,620	1,718
Policy charges and fee income	596	373	223	164	106	58
Net investment income	4,434	1,727	2,707	1,084	429	655
Asset management fees, commissions and other income	612	284	328	151	88	63

Total revenues	20,066	9,267	10,799	4,737	2,243	2,494

Benefits and Expenses (1):
Insurance and annuity benefits	12,284	6,014	6,270	2,903	1,434	1,469
Interest credited to policyholders’ account balances	961	221	740	224	49	175
Interest expense	4	2	2	1	—	1
Deferral of acquisition costs	(1,641)	(774)	(867)	(394)	(189)	(205)
Amortization of acquisition costs	961	453	508	246	116	130
General and administrative expenses	4,245	1,762	2,483	1,071	459	612

Total benefits and expenses	16,814	7,678	9,136	4,051	1,869	2,182

Adjusted operating income before income taxes	3,252	1,589	1,663	686	374	312

	Twelve Months Ended December 31, 2013			Quarter Ended December 31, 2013
	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations
Revenues (1):
Premiums	17,037	6,770	10,267	3,664	1,651	2,013
Policy charges and fee income	599	349	250	136	86	50
Net investment income	4,306	1,616	2,690	1,060	418	642
Asset management fees, commissions and other income	598	243	355	131	49	82

Total revenues	22,540	8,978	13,562	4,991	2,204	2,787

Benefits and Expenses (1):
Insurance and annuity benefits	14,606	5,814	8,792	3,150	1,478	1,672
Interest credited to policyholders’ account balances	984	244	740	239	57	182
Interest expense	3	2	1	2	1	1
Deferral of acquisition costs	(1,543)	(702)	(841)	(372)	(173)	(199)
Amortization of acquisition costs	1,011	443	568	232	110	122
General and administrative expenses	4,327	1,660	2,667	1,093	428	665

Total benefits and expenses	19,388	7,461	11,927	4,344	1,901	2,443

Adjusted operating income before income taxes	3,152	1,517	1,635	647	303	344

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2014

INTERNATIONAL INSURANCE DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

(in millions)

Year-to-date			2013	2014
2014	2013		4Q	1Q	2Q	3Q	4Q

		INTERNATIONAL INSURANCE OPERATING DATA:

		Actual exchange rate basis (1):

		Net premiums, policy charges and fee income:
5,373	5,395	Japan, excluding Gibraltar Life	1,273	1,538	1,303	1,302	1,230
7,764	10,517	Gibraltar Life	2,063	1,859	2,185	1,944	1,776
1,883	1,724	All other countries	464	437	472	478	496

15,020	17,636	Total	3,800	3,834	3,960	3,724	3,502

		Annualized new business premiums:
706	763	Japan, excluding Gibraltar Life	183	227	157	161	161
1,584	1,756	Gibraltar Life	392	361	437	409	377
455	365	All other countries	108	104	115	113	123

2,745	2,884	Total	683	692	709	683	661

		Annualized new business premiums by distribution channel:
1,161	1,128	Life Planner Operations	291	331	272	274	284
701	779	Gibraltar Life Consultants	167	158	210	174	159
626	757	Banks	169	144	156	170	156
257	220	Independent Agency	56	59	71	65	62

2,745	2,884	Total	683	692	709	683	661

		Constant exchange rate basis (2):

		Net premiums, policy charges and fee income:
5,982	5,664	Japan, excluding Gibraltar Life	1,368	1,680	1,411	1,437	1,454
8,567	10,925	Gibraltar Life	2,193	2,036	2,384	2,111	2,036
1,795	1,648	All other countries	438	418	436	446	495

16,344	18,237	Total	3,999	4,134	4,231	3,994	3,985

		Annualized new business premiums:
787	801	Japan, excluding Gibraltar Life	196	249	171	178	189
1,681	1,789	Gibraltar Life	406	384	457	427	413
431	346	All other countries	102	100	104	105	122

2,899	2,936	Total	704	733	732	710	724

		Annualized new business premiums by distribution channel:
1,218	1,147	Life Planner Operations	298	349	275	283	311
756	796	Gibraltar Life Consultants	176	171	220	186	179
650	769	Banks	173	150	161	173	166
275	224	Independent Agency	57	63	76	68	68

2,899	2,936	Total	704	733	732	710	724

(1)	Translated based on applicable average exchange rates for the period shown.
(2)	Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 91 per U.S. dollar and Korean won 1120 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2014

INTERNATIONAL INSURANCE DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

	2013	2014
	4Q	1Q	2Q	3Q	4Q

Face amount of individual policies in force at end of period (in billions) (1)(2):
(Constant exchange rate basis)
Japan, excluding Gibraltar Life	332	336	338	342	345
Gibraltar Life	371	373	372	373	374
All other countries	111	112	115	116	118

Total	814	821	825	831	837

Number of individual policies in force at end of period (in thousands) (2):
Japan, excluding Gibraltar Life	2,969	3,015	3,043	3,077	3,111
Gibraltar Life	7,274	7,217	7,161	7,137	7,224
All other countries	1,742	1,766	1,794	1,821	1,855

Total	11,985	11,998	11,998	12,035	12,190

International life insurance policy persistency:

Life Planner Operations:
13 months	93.0%	93.0%	92.9%	92.5%	92.3%
25 months	85.6%	85.9%	86.0%	86.2%	86.0%

Gibraltar Life (3):
13 months	90.9%	91.0%	91.0%	91.2%	91.5%
25 months	82.4%	81.8%	81.9%	82.2%	82.2%

Number of Life Planners at end of period:
Japan	3,258	3,298	3,212	3,275	3,328
All other countries	3,990	3,896	3,862	3,938	4,024

Total Life Planners	7,248	7,194	7,074	7,213	7,352

Gibraltar Life Consultants	9,327	8,806	8,670	8,601	8,707

(1)	Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 91 per U.S. dollar and Korean won 1120 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.
(2)	Direct business only; policy count includes annuities.
(3)	Reflects business sold by Life Consultants and Independent Agents.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2014

INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	December 31, 2014				December 31, 2013
	Consolidated Portfolio	Closed Block Business	Financial Services Businesses		Consolidated Portfolio	Closed Block Business	Financial Services Businesses
			Amount	% of Total			Amount	% of Total
Fixed maturities:
Public, available-for-sale, at fair value	249,165	28,626	220,539	64.5%	240,090	27,401	212,689	65.4%
Public, held-to-maturity, at amortized cost	2,000	—	2,000	0.6%	2,500	—	2,500	0.8%
Private, available-for-sale, at fair value	49,777	15,039	34,738	10.1%	46,461	15,811	30,650	9.4%
Private, held-to-maturity, at amortized cost	575	—	575	0.2%	812	—	812	0.2%
Trading account assets supporting insurance liabilities, at fair value	20,263	—	20,263	5.9%	20,827	—	20,827	6.4%
Other trading account assets, at fair value	1,806	350	1,456	0.4%	1,683	342	1,341	0.4%
Equity securities, available-for-sale, at fair value	9,853	3,522	6,331	1.8%	9,903	3,884	6,019	1.8%
Commercial mortgage and other loans, at book value	46,013	9,475	36,538	10.7%	40,806	9,673	31,133	9.6%
Policy loans, at outstanding balance	11,712	4,914	6,798	2.0%	11,766	5,013	6,753	2.1%
Other long-term investments (1)	9,935	2,766	7,169	2.1%	9,196	2,024	7,172	2.2%
Short-term investments	7,911	2,037	5,874	1.7%	7,311	1,866	5,445	1.7%

Subtotal (2)	409,010	66,729	342,281	100.0%	391,355	66,014	325,341	100.0%

Invested assets of other entities and operations (3)	10,976	—	10,976		6,818	—	6,818

Total investments	419,986	66,729	353,257		398,173	66,014	332,159

Fixed Maturities by Credit Quality (2):

	December 31, 2014					December 31, 2013
	Financial Services Businesses					Financial Services Businesses
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total
Public Fixed Maturities:

NAIC Rating (4)
1	167,392	24,613	549	191,456	85.9%	171,777	14,808	2,719	183,866	85.4%
2	22,321	3,054	279	25,096	11.3%	24,281	2,029	781	25,529	11.8%

Subtotal - High or Highest Quality Securities	189,713	27,667	828	216,552	97.2%	196,058	16,837	3,500	209,395	97.2%

3	3,661	359	32	3,988	1.8%	4,078	256	136	4,198	1.9%
4	1,684	188	32	1,840	0.8%	1,391	162	33	1,520	0.7%
5	171	73	6	238	0.1%	125	22	9	138	0.1%
6	196	11	1	206	0.1%	116	20	3	133	0.1%

Subtotal - Other Securities	5,712	631	71	6,272	2.8%	5,710	460	181	5,989	2.8%

Total	195,425	28,298	899	222,824	100.0%	201,768	17,297	3,681	215,384	100.0%

Private Fixed Maturities:
NAIC Rating (4)
1	8,730	1,102	15	9,817	27.8%	7,766	712	92	8,386	26.6%
2	19,790	1,880	123	21,547	60.9%	18,378	1,534	157	19,755	62.7%

Subtotal - High or Highest Quality Securities	28,520	2,982	138	31,364	88.7%	26,144	2,246	249	28,141	89.3%

3	2,958	178	26	3,110	8.8%	2,243	156	16	2,383	7.6%
4	544	16	18	542	1.5%	667	29	18	678	2.2%
5	270	10	18	262	0.8%	197	9	7	199	0.6%
6	68	11	2	77	0.2%	97	11	1	107	0.3%

Subtotal - Other Securities	3,840	215	64	3,991	11.3%	3,204	205	42	3,367	10.7%

Total	32,360	3,197	202	35,355	100.0%	29,348	2,451	291	31,508	100.0%

(1)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures and partnerships, investment real estate held through direct ownership, and other miscellaneous investments.
(2)	Excludes (i) assets of our asset management operations, including assets managed for third parties, (ii) derivative operations and (iii) those assets classified as “Separate account assets” on our balance sheet.
(3)	Includes invested assets of our asset management and derivative operations. Excludes assets of our asset management operations managed for third parties and those assets classified as “Separate account assets” on our balance sheet.
(4)	Reflects equivalent ratings for investments of the international insurance operations. Includes, as of December 31, 2014 and December 31, 2013, respectively, 825 securities with amortized cost of $3,993 million (fair value $4,291 million) and 306 securities with amortized cost of $806 million (fair value, $831 million) that have been categorized based on expected NAIC designations pending receipt of SVO ratings.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2014

FINANCIAL SERVICES BUSINESSES INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	December 31, 2014		December 31, 2013
	Amount	% of Total	Amount	% of Total
Japanese Insurance Operations (1):
Fixed maturities:
Public, available-for-sale, at fair value	111,991	79.5%	112,501	81.0%
Public, held-to-maturity, at amortized cost	2,000	1.4%	2,500	1.8%
Private, available-for-sale, at fair value	8,835	6.3%	6,762	4.9%
Private, held-to-maturity, at amortized cost	575	0.4%	812	0.6%
Trading account assets supporting insurance liabilities, at fair value	1,910	1.4%	1,925	1.4%
Other trading account assets, at fair value	672	0.5%	884	0.6%
Equity securities, available-for-sale, at fair value	2,504	1.8%	2,557	1.9%
Commercial mortgage and other loans, at book value	8,215	5.8%	6,581	4.7%
Policy loans, at outstanding balance	2,146	1.5%	2,280	1.6%
Other long-term investments (2)	1,606	1.1%	1,576	1.1%
Short-term investments	406	0.3%	541	0.4%

Total	140,860	100.0%	138,919	100.0%

	December 31, 2014		December 31, 2013
	Amount	% of Total	Amount	% of Total
Financial Services Businesses excluding Japanese Insurance Operations (1):
Fixed maturities:
Public, available-for-sale, at fair value	108,548	53.9%	100,188	53.8%
Public, held-to-maturity, at amortized cost	—	0.0%	—	0.0%
Private, available-for-sale, at fair value	25,903	12.9%	23,888	12.8%
Private, held-to-maturity, at amortized cost	—	0.0%	—	0.0%
Trading account assets supporting insurance liabilities, at fair value	18,353	9.1%	18,902	10.1%
Other trading account assets, at fair value	784	0.4%	457	0.2%
Equity securities, available-for-sale, at fair value	3,827	1.9%	3,462	1.9%
Commercial mortgage and other loans, at book value	28,323	14.0%	24,552	13.2%
Policy loans, at outstanding balance	4,652	2.3%	4,473	2.4%
Other long-term investments (2)	5,563	2.8%	5,596	3.0%
Short-term investments	5,468	2.7%	4,904	2.6%

Total	201,421	100.0%	186,422	100.0%

(1)	Excludes assets classified as “Separate account assets” on our balance sheet.
(2)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures and partnerships, investment real estate held through direct ownership, derivatives and other miscellaneous investments.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2014

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS

(in millions)

	Quarter Ended December 31
	2014			2013
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (3)	Amount		Yield (3)	Amount
Financial Services Businesses (1):
Fixed maturities	3.88%	2,184	308	3.80%	2,159	(798)
Equity securities	4.87%	57	9	5.06%	55	48
Commercial mortgage and other loans	4.93%	374	(15)	4.73%	302	(9)
Policy loans	4.98%	85	—	4.78%	81	—
Short-term investments and cash equivalents	0.20%	7	—	0.26%	7	—
Other investments	8.75%	189	133	8.47%	174	(600)

Gross investment income before investment expenses	3.99%	2,896	435	3.92%	2,778	(1,359)
Investment expenses	-0.15%	(107)	—	-0.13%	(86)	—

Subtotal	3.84%	2,789	435	3.79%	2,692	(1,359)

Investment results of other entities and operations (2)		285	53		288	62
Less, investment income related to adjusted operating income reconciling items		(53)			(45)

Total		3,021	488		2,935	(1,297)

	Twelve Months Ended December 31
	2014			2013
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (3)	Amount		Yield (3)	Amount
Financial Services Businesses (1):
Fixed maturities	3.90%	8,762	753	3.79%	8,575	(183)
Equity securities	5.97%	275	81	6.19%	256	130
Commercial mortgage and other loans	4.79%	1,338	32	4.98%	1,169	(13)
Policy loans	5.08%	341	—	4.82%	316	—
Short-term investments and cash equivalents	0.21%	26	—	0.22%	30	1
Other investments	9.10%	753	(523)	7.04%	553	(5,546)

Gross investment income before investment expenses	4.05%	11,495	343	3.87%	10,899	(5,611)
Investment expenses	-0.15%	(362)	—	-0.13%	(308)	—

Subtotal	3.90%	11,133	343	3.74%	10,591	(5,611)

Investment results of other entities and operations (2)		1,116	132		1,122	173
Less, investment income related to adjusted operating income reconciling items		(203)			(183)

Total		12,046	475		11,530	(5,438)

(1)	Excludes assets of commercial loans, trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders, derivative operations, assets of our asset management operations, including assets managed for third parties, and those assets classified as “Separate account assets” on our balance sheet. Realized gains / (losses) for Other investments includes changes in fair value of product-related and other derivatives and embedded derivatives.
(2)	Includes invested income of commercial loans, trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and our asset management and derivative operations.
(3)	Yields are based on net investment income as reported under U.S. GAAP and do not include adjustments, such as settlements of duration management swaps that are included in adjusted operating income. Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for fixed maturities and short-term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets. Prior period’s yields are presented on a basis consistent with the current presentation.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2014

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS - JAPANESE INSURANCE OPERATIONS

(in millions)

	Quarter Ended December 31
	2014			2013
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities	3.08%	820	299	2.95%	810	61
Equity securities	3.68%	15	8	3.48%	16	52
Commercial mortgage and other loans	3.97%	76	3	4.11%	66	1
Policy loans	3.92%	21	—	3.86%	23	—
Short-term investments and cash equivalents	0.21%	1	—	0.27%	1	—
Other investments (2)	4.83%	30	(93)	4.53%	29	(165)

Gross investment income before investment expenses	3.16%	963	217	3.03%	945	(51)
Investment expenses	-0.14%	(42)	—	-0.12%	(38)	—

Total	3.02%	921	217	2.91%	907	(51)

	Twelve Months Ended December 31
	2014			2013
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities	3.06%	3,301	799	2.91%	3,269	771
Equity securities	5.06%	84	49	4.69%	82	118
Commercial mortgage and other loans	4.20%	294	12	4.21%	258	6
Policy loans	3.93%	88	—	3.70%	88	—
Short-term investments and cash equivalents	0.24%	4	—	0.19%	4	—
Other investments (2)	6.67%	155	201	6.12%	170	(928)

Gross investment income before investment expenses	3.20%	3,926	1,061	3.04%	3,871	(33)
Investment expenses	-0.13%	(164)	—	-0.12%	(156)	—

Total	3.07%	3,762	1,061	2.92%	3,715	(33)

(1)	Yields are based on net investment income as reported under U.S. GAAP and do not include adjustments, such as settlements of duration management swaps that are included in adjusted operating income. Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for fixed maturities and short-term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets. Prior period’s yields are presented on a basis consistent with the current presentation.
(2)	Realized gains / (losses) for Other investments includes changes in fair value of product-related and other derivatives and embedded derivatives.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2014

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS - EXCLUDING JAPANESE INSURANCE OPERATIONS

(in millions)

	Quarter Ended December 31
	2014			2013
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (2)	Amount		Yield (2)	Amount
Financial Services Businesses excluding Japanese Insurance Operations (1):
Fixed maturities	4.59%	1,364	9	4.60%	1,349	(859)
Equity securities	5.48%	42	1	6.16%	39	(4)
Commercial mortgage and other loans	5.26%	298	(18)	4.93%	236	(10)
Policy loans	5.48%	64	—	5.27%	58	—
Short-term investments and cash equivalents	0.20%	6	—	0.26%	6	—
Other investments	10.28%	159	226	10.24%	145	(435)

Gross investment income before investment expenses	4.59%	1,933	218	4.62%	1,833	(1,308)
Investment expenses	-0.16%	(65)	—	-0.14%	(48)	—

Total	4.43%	1,868	218	4.48%	1,785	(1,308)

	Twelve Months Ended December 31
	2014			2013
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (2)	Amount		Yield (2)	Amount
Financial Services Businesses excluding Japanese Insurance Operations (1):
Fixed maturities	4.69%	5,461	(46)	4.65%	5,306	(954)
Equity securities	6.49%	191	32	7.30%	174	12
Commercial mortgage and other loans	4.98%	1,044	20	5.25%	911	(19)
Policy loans	5.66%	253	—	5.45%	228	—
Short-term investments and cash equivalents	0.21%	22	—	0.23%	26	1
Other investments	10.03%	598	(724)	7.54%	383	(4,618)

Gross investment income before investment expenses	4.70%	7,569	(718)	4.56%	7,028	(5,578)
Investment expenses	-0.16%	(198)	—	-0.14%	(152)	—

Total	4.54%	7,371	(718)	4.42%	6,876	(5,578)

(1)	Excludes assets of commercial loans, trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders, derivative operations, assets of our asset management operations, including assets managed for third parties, and those assets classified as “Separate account assets” on our balance sheet. Realized gains / (losses) for Other investments includes changes in fair value of product-related and other derivatives and embedded derivatives.
(2)	Yields are based on net investment income as reported under U.S. GAAP and do not include adjustments, such as settlements of duration management swaps that are included in adjusted operating income. Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for fixed maturities and short-term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets. Prior period’s yields are presented on a basis consistent with the current presentation.

Quarterly Financial Supplement Fourth Quarter 2014

RECLASSIFIED SUPPLEMENTARY INFORMATION - INTERNATIONAL INSURANCE SEGMENT

(dollar amounts in millions, unless otherwise noted)

Year ended December 31		2013				2014
2012		1Q	2Q	3Q	4Q	1Q	2Q	3Q

	Constant exchange rate basis (1):

	Net premiums, policy charges and fee income:
5,218	Japan, excluding Gibraltar Life	1,581	1,363	1,352	1,368	1,680	1,411	1,437
15,755	Gibraltar Life	3,052	3,198	2,482	2,193	2,036	2,384	2,111
1,559	All other countries	395	406	409	438	418	436	446

22,532	Total	5,028	4,967	4,243	3,999	4,134	4,231	3,994

	Annualized new business premiums:
916	Japan, excluding Gibraltar Life	253	190	162	196	249	171	178
2,456	Gibraltar Life	444	515	424	406	384	457	427
345	All other countries	90	72	82	102	100	104	105

3,717	Total	787	777	668	704	733	732	710

	Annualized new business premiums by distribution channel:
1,261	Life Planners	343	262	244	298	349	275	283
847	Gibraltar Life Consultants	197	240	183	176	171	220	186
1,283	Banks	202	204	190	173	150	161	173
326	Independent Agency	45	71	51	57	63	76	68

3,717	Total	787	777	668	704	733	732	710

	Face amount of individual policies in force at end of period (in billions) (1)(2):
320	Japan, excluding Gibraltar Life	325	328	330	332	336	338	342
366	Gibraltar Life	369	369	371	371	373	372	373
107	All other countries	108	108	109	111	112	115	116

793	Total	802	805	810	814	821	825	831

(1)	Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 91 per U.S. dollar and Korean won 1120 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.
(2)	Direct business only; policy count includes annuities.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2014

KEY DEFINITIONS AND FORMULAS

1. Adjusted operating income before income taxes:

Adjusted operating income is a non-GAAP measure of performance of our Financial Services Businesses that excludes “Realized investment gains (losses), net”, as adjusted, and related charges and adjustments; net investment gains and losses on trading account assets supporting insurance liabilities; change in experience-rated contractholder liabilities due to asset value changes; results of divested businesses and discontinued operations; earnings attributable to noncontrolling interests; and the related tax effects thereof. Adjusted operating income includes equity in earnings of operating joint ventures and the related tax effects thereof. Revenues and benefits and expenses shown as components of adjusted operating income, are presented on the same basis as pre-tax adjusted operating income and are adjusted for the items above as well.

Realized investment gains (losses) within certain of our businesses for which such gains (losses) are a principal source of earnings, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments are included in adjusted operating income. Adjusted operating income excludes realized investment gains and losses from products that contain embedded derivatives, and from associated derivative portfolios that are part of a hedging program related to the risk of those products. Adjusted operating income also excludes gains and losses from changes in value of certain assets and liabilities relating to foreign currency exchange movements that have been economically hedged or considered part of our capital funding strategies for our international subsidiaries, as well as gains and losses on certain investments that are classified as other trading account assets.

Adjusted operating income does not equate to “Income from continuing operations” as determined in accordance with GAAP but is the measure of profit or loss we use to evaluate segment performance. Adjusted operating income is not a substitute for income determined in accordance with GAAP, and our definition of adjusted operating income may differ from that used by other companies. The items above are important to an understanding of our overall results of operations. However, we believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability factors of our businesses.

2. After-tax adjusted operating income:

Adjusted operating income before taxes, as defined above, less the income tax effect applicable to adjusted operating income before taxes.

3. Annualized New Business Premiums:

Premiums from new sales that are expected to be collected over a one year period. Group insurance annualized new business premiums exclude new premiums resulting from rate changes on existing policies, from additional coverage issued under our Servicemembers’ Group Life Insurance contract, and from excess premiums on group universal life insurance that build cash value but do not purchase face amounts. Group insurance annualized new business premiums include premiums from the takeover of claim liabilities. Group disability amounts include dental products. Excess (unscheduled) and single premium business for the company’s domestic individual life and international insurance operations are included in annualized new business premiums based on a 10% credit. Amounts ascribed to Gibraltar Life Consultants include production by captive agents associated with consolidated joint venture of Gibraltar Life and Other Operations.

4. Assets Under Management:

Fair market value or account value of assets which Prudential manages directly in proprietary products, such as mutual funds and variable annuities, in separate accounts, wrap-fee products and the general account, and assets invested in investment options included in the Company’s products that are managed by third party sub-managers (i.e., the non-proprietary investment options in the Company’s products).

5. Attributed Equity:

Amount of capital assigned to each of the Company’s segments for purposes of measuring segment adjusted operating income before income taxes, established at a level which management considers necessary to support the segment’s risks. Attributed equity for the Financial Services Businesses represents all of the Company’s equity that is not included in the Closed Block Business or attributable to noncontrolling interests.

6. Book value per share of Common Stock:

Equity attributed to Financial Services Businesses divided by the number of Common shares outstanding at end of period, on a diluted basis.

7. Borrowings - Capital Debt:

Borrowings that are or will be used for capital requirements at Prudential Financial, Inc as well as borrowings invested in equity or debt securities of direct or indirect subsidiaries of Prudential Financial, Inc., and subsidiary borrowings, utilized for capital requirements.

8. Borrowings - Operating Debt - Investment Related:

Debt issued to finance specific investment assets or portfolios of investment assets, including institutional spread lending investment portfolios as well as institutional and insurance company portfolio cash flow timing differences.

9. Borrowings - Operating Debt - Specified Businesses:

Borrowings primarily associated with the individual annuity and asset management businesses.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2014

KEY DEFINITIONS AND FORMULAS

10. Client Assets:

Fair market value of assets in client accounts of International brokerage operations, Prudential Bank and mortgage loan servicing business, that are not included in Assets Under Management. Prudential does not receive a management or administrative fee on these assets, but may receive a fee for executing trades, custody or recordkeeping services.

11. Earned Premiums:

The portion of a premium, net of any amount ceded, that represents coverage already provided or that belongs to the insurer based on the part of the policy period that has passed.

12. Earnings Per Share of Common Stock:

Net income (loss) for the Financial Services Businesses and the Closed Block Business is determined in accordance with GAAP and includes general and administrative expenses charged to each of the businesses based on the Company’s methodology for the allocation of such expenses. Cash flows between the Financial Services Businesses and the Closed Block Business related to administrative expenses are determined by a policy servicing fee arrangement that is based upon insurance and policies in force and statutory cash premiums. To the extent reported administrative expenses vary from these cash flow amounts, the differences are recorded, on an after-tax basis, as direct equity adjustments to the equity balances of each business. The direct equity adjustments modify earnings available to holders of Common Stock and Class B Stock for earnings per share purposes. Earnings per share of Common Stock based on adjusted operating income (loss) of the Financial Services Businesses reflects these adjustments as well.

13. Full Service:

The Full Service line of business provides retirement plan products and services to public, private and not-for-profit organizations. This business provides recordkeeping, plan administration, actuarial advisory services, participant education and communication services, trustee services and institutional and retail investment funds. This business mainly services defined contribution and defined benefit plans; non-qualified plans are also serviced. For clients with both defined contribution and defined benefit plans, integrated recordkeeping services are available.

14. Full Service Stable Value:

Our Full Service Stable Value products represent fixed rate options on investment funds offered to customers. These products contain an obligation to pay interest at a specified rate for a specific period of time. Upon termination these products repay account balances at market value immediately or may be liquidated at book value over time. Substantially all of these products are either fully or partially participating, with annual or semi-annual resets giving effect to previous investment experience. These products are issued through the general account, separate accounts or client-owned trusts. Profits from partially participating general account products result from the spread between the rate of return on investment assets and the interest rates credited to the customer, less expenses. For fully participating products, generally subject to a minimum interest rate guarantee, we earn fee income.

15. General Account:

Invested assets and policyholder liabilities and reserves for which the Company bears the investment risk. Excludes assets recognized for statutory purposes that are specifically allocated to a separate account. General account assets also include assets of the parent company, Prudential Financial, Inc.

16. Gibraltar Life:

Includes results from consolidated joint venture operation of Gibraltar Life and Other Operations.

17. Gibraltar Life Consultants:

Captive insurance agents for Gibraltar Life. Count and policy persistency do not include captive agents associated with consolidated joint venture of Gibraltar Life and Other Operations.

18. Group Life Insurance and Group Disability Insurance Administrative Operating Expense Ratios:

Ratio of administrative operating expenses (excluding commissions) to gross premiums, policy charges and fee income.

19. Group Life Insurance and Group Disability Insurance Benefits Ratios:

Ratio of policyholder benefits to earned premiums, policy charges and fee income.

20. Individual Annuity Account Values in General Account and Separate Account:

Amounts represent the breakdown of invested customer funds in annuities either written or reinsured by the Company.

21. Individual Annuities - Net Amounts at Risk:

Living Benefit Features - For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance.

Death Benefit Features - Net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2014

KEY DEFINITIONS AND FORMULAS

22. Insurance and Annuity Benefits:

Total death benefits, annuity benefits, disability benefits, other policy benefits, and losses paid or incurred, under insurance and annuity contracts, plus the change in reserves for future policy benefits, losses and loss adjustment expenses.

23. International Life Planners:

Captive insurance agents in our Life Planner Operations.

24. Non-recourse and Limited-recourse Debt:

Limited and non-recourse borrowing is where the holder is entitled to collect only against the assets pledged to the debt as collateral or has only very limited rights to collect against other assets.

25. Operating return on average equity (based on adjusted operating income):

Adjusted operating income after-tax (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average attributed equity for the Financial Services Businesses excluding accumulated other comprehensive income.

An alternative measure to operating return on average equity (based on adjusted operating income) is return on average equity (based on income from continuing operations). Return on average equity (based on income from continuing operations) represents income from continuing operations after-tax, for the Financial Services Businesses, attributable to Prudential Financial, Inc. as determined in accordance with GAAP (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average total attributed equity for the Financial Services Businesses. Return on average equity (based on income from continuing operations) is (12.1)% for the three months ended December 31, 2014, 4.6% for the three months ended September 30, 2014, 10.9% for the three months ended June 30, 2014, 13.8% for the three months ended March 31, 2014, and (5.1)% for the three months ended December 31, 2013.

26. Policy Persistency - Group Insurance:

Percentage of the premiums in force at the end of the prior year that are still in force at the end of the period (excluding Servicemembers’ Group Life Insurance and Prudential Employee Benefit Plan).

27. Policy Persistency - International Insurance:

13 month persistency represents the percentage of policies issued that are still in force at the beginning of their second policy year. 25 month persistency represents the percentage of policies issued that are still in force at the beginning of their third policy year.

28. Prudential Agents:

Captive insurance agents in our insurance operations in the United States.

29. Prudential Agent productivity:

Commissions on new sales of all products by Prudential Agents under contract for the entire period, divided by the number of those Prudential Agents. Excludes commissions on new sales by Prudential Agents hired or departed during the period. For interim reporting periods, the productivity measures are annualized.

30. Separate Accounts:

Assets of our insurance companies allocated under certain policies and contracts that are segregated from the general account and other separate accounts. The policyholder or contractholder predominantly bears the risk of investments held in a separate account.

31. Wrap-Fee Products:

Investment products generating asset-based fees in which the funds of the customer are generally invested in other investment products such as mutual funds.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2014

RATINGS AND INVESTOR INFORMATION

FINANCIAL STRENGTH RATINGS

as of February 4, 2015

	A.M. Best	Standard & Poor’s	Moody’s	Fitch Ratings
The Prudential Insurance Company of America	A+	AA-	A1	A+
PRUCO Life Insurance Company	A+	AA-	A1	A+
PRUCO Life Insurance Company of New Jersey	A+	AA-	NR*	A+
Prudential Annuities Life Assurance Corporation	A+	AA-	NR	A+
Prudential Retirement Insurance and Annuity Company	A+	AA-	A1	A+
The Prudential Life Insurance Co., Ltd. (Prudential of Japan)	NR	AA-	NR	NR
Gibraltar Life Insurance Company, Ltd.	NR	AA-	NR	NR
The Prudential Gibraltar Financial Life Insurance Co. Ltd.	NR	AA-	NR	NR
Prudential Life Insurance Co. of Taiwan, Inc.	NR	twAA+	NR	NR

CREDIT RATINGS:
as of February 4, 2015

Prudential Financial, Inc.:
Short-Term Borrowings	AMB-1	A-1	P-2	F2
Long-Term Senior Debt	a-	A	Baa1	BBB+
Junior Subordinated Long-Term Debt	bbb	BBB+	Baa2	BBB-

The Prudential Insurance Company of America :
Capital and surplus notes	a	A	A3	A-

Prudential Funding, LLC:
Short-Term Debt	AMB-1	A-1+	P-1	F1
Long-Term Senior Debt	a+	AA-	A2	A

PRICOA Global Funding I
Long-Term Senior Debt	aa-	AA-	A1	A+

*	NR indicates not rated.
(1)	Prudential Life Insurance Co. of Taiwan was assigned a financial strength rating by Taiwan Ratings Corporation, a partner of Standard and Poor’s.

INVESTOR INFORMATION:

Corporate Offices:	Investor Information Hotline:
Prudential Financial, Inc.	Dial 877-998-ROCK for additional printed information or inquiries.
751 Broad Street
Newark, New Jersey 07102	Web Site:
www.prudential.com

Common Stock:

Common Stock of Prudential Financial, Inc. is traded on the New York Stock Exchange under the symbol PRU.